SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2019

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	USAT	The NASDAQ Stock Market LLC
Series A Convertible Preferred Stock, no par value	USATP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item. 8.01	Other Events.

On September 20, 2019, USA Technologies, Inc. (the "Company") notified the Nasdaq Hearings Panel (the "Panel") that the Company believes that it is unlikely that the Company will meet the Panel’s September 23, 2019 deadline to regain compliance with its periodic filing obligations.

As previously reported, the Company has not been in a position to file the Annual Report on Form 10-K for the fiscal year ended June 30, 2018,  the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2018, the Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2018, and the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2019.

These delays resulted from an internal investigation conducted by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), the commencement and results of which were disclosed in Current Reports on Form 8-K filed on September 11, 2018 and January 14, 2019, respectively. As disclosed in the Current Report on Form 8-K filed on February 6, 2019, based upon the adjustments to previously reported revenues proposed by the Audit Committee, the Board of Directors determined that the following financial statements shall no longer be relied upon: the audited financial statements for the fiscal year ended June 30, 2017; and the quarterly and year-to-date unaudited financial statements for September 30, 2017, December 31, 2017, and March 31, 2018. The Company indicated that it intended to  file restated financial statements for these fiscal periods as soon as practicable. As disclosed in the Current Report on Form 8-K filed on September 4, 2019, the filing of its periodic reports was further delayed by, among other things, the remaining analysis required in connection with the accounting treatment by the Company of the leasing/rental contracts of Cantaloupe Systems, Inc. (“Cantaloupe”), which was acquired by the Company on November 9, 2017. These issues are not related to the internal investigation, were recently discovered during the audit process, and must be resolved by the Company in order for the Company’s independent auditor to complete its audit procedures.

As reported in the Form 12b-25 filed on September 16, 2019, the Company was unable to file, without unreasonable effort or expense, its Annual Report on Form 10-K for the fiscal year ended June 30, 2019 (the “2019 Form 10-K”) within the prescribed time period. As stated therein, the Company believed that it would file the 2019 Form 10-K within the fifteen calendar-day extension period provided by Rule 12b-25(b) promulgated under the Securities Exchange Act of 1934, as amended.

Since the filing of the Form 12b-25, the Company has determined that it is unlikely that the Company will regain compliance with its periodic filing obligations by the September 23, 2019 deadline. In this regard, the Company is completing its analysis of the Cantaloupe leasing/rental contracts as well as additional adjustments to its previously issued and prior fiscal years’ unissued financial statements, including an accrual for the payment of sales taxes in various jurisdictions and the restoration of the Company’s income tax valuation allowance. These additional adjustments are not related to the internal investigation, were discovered during the audit process, and must be resolved by the Company in order for the Company’s independent auditor to complete its audit procedures.

The Company will continue to work diligently towards regaining compliance with its periodic reporting obligations, completion of the 2019 Form 10-K, and completion of any required restatements of its previously issued financial statements, as soon as practicable.

As previously disclosed, the Panel has informed the Company that, if the Company does not regain compliance with its periodic reporting obligations by September 23, 2019, it will issue a delisting determination and the Company’s securities will be suspended from trading on The Nasdaq Stock Market LLC (“Nasdaq”). Following a suspension of trading in the Company’s securities on Nasdaq, the Company expects that its securities would be quoted on the OTC Markets.

Forward-looking Statements:

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the ability to timely complete the financial statements required to be included in its unfiled periodic reports, including the 2019 Form 10-K, or restatement of the affected financial statements; the risk that non-investigatory adjustments which have been identified during the course of the audit and which do not relate to the Cantaloupe financial integration, will result in the restatement of  additional previously issued financial statements of the Company or further delay in regaining compliance with its periodic filing obligations; the ability to file the 2019 Form 10-K within the fifteen calendar-day extension period provided by Rule 12b-25(b); the ability of the Company to complete the analysis of the Cantaloupe financial integration issues or the additional adjustments on a timely basis; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the restatement of the affected financial statements, the unfiled periodic reports, and internal control matters; the risk associated with the currently pending litigation or possible regulatory action arising from the internal investigation and its findings, from the failure to timely file the Company’s periodic reports with the SEC, from the restatement of the affected financial statements, from allegations related to the registration statement for the follow-on public offering, or from potential litigation or other claims arising from the shareholder demands for derivative actions; any subsequent discovery of additional adjustments to the Company’s previously issued or prior fiscal years’ financial statements, including the 2019 Form 10-K, which would further delay the preparation and filing thereof; the timing of the review by, and the conclusions of, the Company’s independent auditor with respect to the previously issued or prior fiscal years’ financial statements, including the 2019 Form 10-K; and the risk that the filing of the unfiled periodic reports, including the 2019 Form 10-K, or the restatement of the affected financial statements will take longer than anticipated, resulting in delisting of the Company’s securities. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us speaks only as of the date of this Current Report on Form 8-K. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: September 20, 2019	By:	/s/ Stephen P. Herbert
Stephen P. Herbert,
Chief Executive Officer